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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)   June 4, 1999
                                                          ----------------


                                PharmaPrint Inc.
                                ----------------
               (Exact name of registrant as specified in charter)



             Delaware                                      000-21141
---------------------------------------------       ------------------------
(State or other jurisdiction of Incorporation       (Commission File Number)


                                   33-0640125
                      ------------------------------------
                      (IRS Employer Identification Number)



 2600 Michelson Drive, Suite 1600, Irvine, Ca                     92612
 --------------------------------------------                   -----------
   (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (949) 794-7778
                                                           ----------------





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ITEM 5. OTHER EVENTS.

         On June 4, 1999, the Registrant completed a $10 million private placement (the "Private Placement") of Series A Convertible Preferred Stock ("Series A Preferred Stock") with RGC International Investors, LDC (the "Investor") pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933. The Series A Preferred Stock is convertible into shares of the Registrant's common stock at a conversion price of $8.55 (120% of the average closing bid price of the Registrant's common stock for the three trading days prior to the execution of definitive documantation on June 4, 1999), upon the terms and subject to the conditions set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock. Subject to a limit on the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, after October 4, 1999, the conversion price may be reduced to a price equal to a 100% of a measure of the market price of the common stock at the time of conversion. The Registrant has the option to redeem the Series A Preferred Stock under certain circumstances. The Series A Preferred Stock has a yield of six percent, payable at the time of conversion in shares of the Registrant's common stock. In connection with the Private Placement, the Registrant granted the Investor registration rights which obligate the Registrant to register the resale of the shares of common stock issuable upon conversion of the Series A Preferred Stock.

         The Registrant issued a press release announcing the consummation of the Private Placement and a copy of the press release, the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock, the Securities Purchase Agreement and the Registration Rights Agreement are attached as Exhibits to this Current Report on Form 8-K. This summary description of the transaction is qualified in its entirety by reference to the documents filed as Exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  4 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant

                  10.1 Securities Purchase Agreement, dated as of June 4, 1999, between the Registrant and RGC International Investors, LDC

                  10.2 Registration Rights Agreement, dated as of June 4, 1999, between the Registrant and RGC International Investors, LDC

                  99       Press Release of the Registrant dated June 8, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PHARMAPRINT INC.



Date: June 11, 1999                      By:   /s/ James R. Wodach
                                              ----------------------------------
                                              James R. Wodach
                                              Senior Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX



         4 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant

         10.1 Securities Purchase Agreement, dated as of June 4, 1999, between the Registrant and RGC International Investors, LDC

         10.2 Registration Rights Agreement, dated as of June 4, 1999, between the Registrant and RGC International Investors, LDC

         99       Press Release of the Registrant dated June 8, 1999

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